Exhibit 10.3

DEBT PURCHASE AGREEMENT

This Debt Purchase Agreement (“Debt Purchase Agreement”) is made and entered into effective as of August 7, 2009 by and among Gary B. Wolff (“GBW”), JW Financial, LLC, (“JW”) and HPC POS System, Corp. (“HPC”).

WHEREAS, the parties to this Debt Purchase Agreement desire to modify that a certain promissory note dated May 1, 2009 (the “Promissory Note”) executed between GBW and HPC by selling, assigning, transferring and conveying the rights and interests to partial payment of the Promissory Note in the amount of fifty thousand ($50,000) dollars from GBW to JW.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.

Transfer and Assignment.

As permitted by HPC, GBW hereby sells, assigns, transfers, and conveys unto JW its rights and interests to receive payments in the amount of $12,500 under the Promissory Note. The remaining rights and interests in the balance of the Debt, if any, will remain with GBW.

2.

Consideration. Consideration to be paid to GBW shall be a total of $12,500

3.

Agreement to be bound. HPC POS agrees to be bound by all the terms and conditions applicable to GBW under the Debt.

4.

Entire Agreement. This Debt Purchase Agreement embodies the entire agreement between GBW and JW and supersedes any prior agreements, whether written or oral with respect to the subject matter thereof.

5.

Successors. This Debt Purchase Agreement shall be binding upon and shall inure to the benefit of each of the parties to this Debt Purchase Agreement and each of their respective successors and assigns.

6.

Counterparts. This Debt Purchase Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon and all of which together shall constitute one instrument.

(Remainder of page intentionally left blank: signature page to follow)

IN WITNESS WHEREOF, the parties hereto have caused this Debt Purchase Agreement to be duly executed and delivered as of the date first written above.

Gary B. Wolff, P.C.

/s/ Gary B. Wolff
Name: Gary B. Wolff
Its: President and Sole Owner

JW Financial, LLC

/s/ J. Scott Watkins
Name: J. Scott Watkins
Its: President

ACCEPTED, ACKNOWLEDGED AND APPROVED
HPC POS System, Corp.

/s/ Melvin W. Coles
Name: Melvin W. Coles
Its: President

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